

KINGSTONE

AIFA Conference Presentation

NASDAQ: KINS

BARRY B. GOLDSTEIN – CHIEF EXECUTIVE OFFICER

MERYL GOLDEN – CHIEF OPERATING OFFICER

MARCH 2,2021

Forward Looking Statements

This presentation contains “forward-looking statements” and management may make additional forward-looking statements in response to your questions. Forward-looking statements include statements regarding the intent, belief or current expectations of the Company and its management about the Company’s business, financial condition and results of operations, among other factors. In some cases you can identify these statements by forward-looking words such as “may,” “might,” “will,” “will likely result,” “should,” “anticipates,” “expects,” “intends,” “plans,” “seeks,” “estimates,” “potential,” “continue,” “believes” and similar expressions, although some forward-looking statements are expressed differently. These forward-looking statements are based on the Company’s current expectations and assumptions that are subject to risks and uncertainties that may cause its actual results, performance, or achievements to differ materially from any expected future results, performance, or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, the level of demand for the Company’s coverage and the incidence of catastrophic events related to its coverage; the Company’s ability to grow and remain profitable in the competitive insurance industry; the impact of COVID-19 and related risks; uncertainties relating to the recent decline in the Company’s A.M. Best financial strength rating; the availability of reinsurance at commercially reasonable rates, the Company’s ability to access additional capital; its ability to attract and retain qualified personnel; changes in general economic, business and industry conditions; and legal, regulatory, and tax developments.

There is no assurance that the Company’s expectations will be realized. If one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated, or projected. Such risks and uncertainties also include those set forth under “Risk Factors” in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) and other filings made by the Company with the SEC. The Company’s forward-looking statements speak only as of the time that they are made and do not necessarily reflect the Company’s outlook at any other point in time. Except as required by law or regulation, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or for any other reason.

Also, the discussions during this presentation will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the Company’s most recently filed earnings press release and is posted on the Company’s web site at Kingstone Companies, Inc. – Newsroom - Earnings Releases. Any non-U.S. GAAP financial measures presented should not be viewed as substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies.

Company Snapshot

Who we are: Kingstone ("KINS") is a Northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO").

QUICK FACTS	MARKET/FINANCIAL DATA
134 year old New York State domiciled P&C carrier demutualized in 2009	NASDAQ: KINS
Multi-line provider of personal lines products focused on the needs of licensed agents and brokers	Market Cap/Stock Price as of close Friday February 26: $75.4M/$7.06
Currently writing business in NY, NJ, CT, MA and RI Also licensed in NH, ME, and PA	Annualized Dividend: $0.16
78% of risks located in NY, 22% of risks located outside NY	Total Equity/Book Value: $89.3M/$8.37 (at September 30, 2020)
Vertically integrated structure including in-house underwriting, IT, claims, customer service, and actuarial	Total Assets: $327M
88 employees	Trailing 12 month direct written premium: $168.0M
Headquartered in Kingston, NY-company owned office building-no debt Satellite office in Valley Stream, NY	Financial Strength Ratings of Kingstone Insurance Company • AM Best: "B++ Good" • Demotech: "A - Excellent" • Kroll FSR: "A-" KBRA Issuer Credit Rating BBB- (Holding Co Debt)

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

The Kingstone Story-Kingstone 2.0 Underway

1886
Commercial Mutual Insurance Company (CMIC) formed; predecessor to Kingstone Insurance Company (KICO)

2004
Kingstone Companies, Inc. (KINS) (formerly DCAP Group, Inc.), largest chain of independent storefront insurance agencies in Northeast, listed on NASDAQ

2006
Kingstone purchased outstanding surplus notes for $3,075,000 and acquired control of CMIC.

2009
CMIC is demutualized and renamed Kingstone Insurance Company

2010
KICO receives initial rating from AM Best of "B– Fair" rating from A.M. Best

2011
Launches in Pennsylvania

A.M. Best rating upgraded to "B+ Good"

Declared first quarterly dividend of $0.03 per share

2012
Increased quarterly dividend to $0.04 per share in August

2013
Public Offering of 3,450,000 shares at a price of $5.95 per share, Net proceeds of $18.8 million.

2015
A.M. Best upgraded financial strength rating to "B++ Good"

2016
Kingstone sold 595,238 newly issued shares of common stock to RenRe., in a private placement.

2017
A.M. Best upgraded financial strength rating to "A- Excellent"

Public offering of 3,392,500 shares at $12.00 per share

Closed underwritten public offering of $30M aggregate principal amount of 5.50% Senior Unsecured Notes due 2022

KICO launches in NJ & RI

2018
Kingstone launches in Massachusetts

2019
Kingstone exits Commercial Liability lines

Meryl Golden joins Kingstone as Chief Operating Officer

Kingstone launches in Connecticut

2020
As a result of changes in catastrophe program, AM Best reduces rating to "B++ - Good"

Company terminates quota share reinsurance

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Experienced & Diverse Management Team

About us: Recent strategic hirings reinforces Kingstone's continued commitment to building a world class property and casualty insurance company

Barry Goldstein Chairman, President, and CEO	Meryl Golden Chief Operating Officer	Sarah Chen Chief Actuary	William O'Brien Chief Claims Officer	Sriram Seshadri Chief Information Officer	Eva Paxhia Chief Product Officer
					
• Chairman and CEO 2001-2018, July 2019 to present • 20+ years of experience in the P&C insurance industry • KINS's second largest shareholder	• Joined Kingstone in September 2019 • 25+ years of experience in all aspects of the property & casualty industry • Member of KINS board since 2019	• Joined Kingstone in November 2020 • 10+ years of actuarial experience • FCAS; CFA	• Joined Kingstone in April 2019 • 25+ years of technical claim adjusting experience	• Joined Kingstone in February 2020 • 20+ years in Information Technology Industry • 9 years in the P&C insurance industry	• Joined Kingstone in January 2020 • 30+ Years of insurance experience focused on product • Fellow of the Casualty Actuarial Society

Kingstone 2.0

In 2020, Kingstone began its **"2.0"** initiative to modernize the company

- Meryl Golden builds out experienced management team
  - Sarah Chen – Chief Actuary – November 2020
  - Scott Van Pelt–Chief Financial Officer – February 2021
  - Sriram Seshadri –Chief Information Officer – February 2020
  - Eva Paxhia – Senior Product Manager – January 2020
- Updating rates and product offerings in all states to establish Kingstone as the premier Northeast regional personal lines carrier
- Modernizing systems both internal and producer facing including claims and policy management/producer interface
- Automating processes such as inspections to reduce expenses and expedite service time
- Active management of catastrophe exposure via rate changes, cat scoring, HU deductibles and non-renewals

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Distribution & Core Values

- Organic growth via relationships with 1,100 licensed agents and brokers
- Most of our agents produce less than $1 million annually in premium
- Kingstone treats its agents as customers:

  We listen - We learn - We react

- Old school approach – each agent has a dedicated underwriter which is a key reason producers place business with us

- **Integrity**: We believe in doing the right thing
- **Partnership**: We believe in collaborating as true partners
- **Ownership**: We believe in holding ourselves accountable
- **Diversity**: We believe in diversity of people and ideas
- **Service**: We believe in differentiating ourselves by the service we provide
- **Improvement**: We believe in continuously improving our products, services and ourselves

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Business Mix

Book of business: Kingstone has ~$168M direct written premiums made up primarily of personal lines risks. KICO also writes physical damage insurance for livery vehicles in New York City.

- Actively writing business in New York, New Jersey, Rhode Island, Massachusetts and Connecticut.
- Additionally licensed in Maine, New Hampshire, and Pennsylvania.
- Geographic diversification
  - NY now represents 81% of total policies vs 87% at same period last year
- Actively writing coastally exposed risks employing sophisticated analytics
- Commercial lines run-off completed in September 2020
- Book is evolving and diversifying – by location and product



KICO Business Mix
7%
10%
2%
1%
0%
80%
Year Ending 19Q3 DWP = $153M
5%
11%
3%
2%
3%
76%
Year Ending 20Q3 DWP = $168M
NY - PL
NY - For Hire PDO
NJ
RI
MA
CT

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Direct Premium Growth



KICO Direct Written Premiums
$ Millions
180
160
140
120
100
80
60
40
20
-
CAGR: +19.7%
YoY: +6.6%
2015
2016
2017
2018
2019
2019 thru Q3
2020 thru Q3
NY - PL
NY - For Hire PDO
Other than NY - PL

Active Lines Only

- Continuous growth over the past five years of almost 20%
- Steady growth over the last 12 months despite the impact of the pandemic
- Rate increases roll on adding revenue and widening margins

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Underwriting Profitability



Calendar Year Core Combined Ratio*
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
81.2%
79.4%
80.8%
89.9%
96.8%
90.3%
2015
2016
2017
2018
2019
3Q 20 YTD
Core Loss + LAE
Expense

* Core combined ratio is exclusive of major Catastrophe events > 3 pts Loss Ratio impact and prior year reserve development

- Historical strong underwriting results, with periodic impact of Catastrophe events which is expected for the risks undertaken.
- 2019 deteriorated results are mainly due to reserve adverse development driven by Commercial Liability Lines. Exit from this line of business was completed in Q3 2020.
- **We are on the right track for profitable growth.** Underwriting results have improved in 2020 YTD even with the catastrophe event Isaias.

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Risk Management

2020 Reinsurance Program

Kingstone has a comprehensive reinsurance program in place to

- Protect against Catastrophe and unusual large losses to stabilize the year-to-year net income
- Enable us to write more business and to better serve our policyholders and agents

Property Catastrophe and Quote Share



$485,000,000
*130yr PML
Cat Layer 4
$100,000,000 xs $385,000,000
$385,000,000
Cat Layer 3
$205,000,000 xs $180,000,000
$180,000,000
Cat Layer 2
$100,000,000 xs $80,000,000
$80,000,000
Cat Layer 1
$70,000,000 xs $10,000,000
$10,000,000
$8,125,000
Company Net Retention
$7,500,000
25% Net Quota Share

Provides up to $475M recoverable in any one Catastrophe occurrence after retention, with one auto reinstatement

Excess of Loss

KICO Max Net Retention any one policy:

Homeowners / Dwelling Fire - $750,000

BOP / Artisan Liability / SMP - $750,000

Personal Lines XOL



$3.5M
$1.5M
xs
$2.0M
$2.0M
$1.0M
xs
$1.0M
$1.0M
$750,000
Retention
25%
QS

Personal Lines Auto Facultative Facility



$9.0M
$5.5M
xs
$3.5M
$3.5M

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

2021 Growth Outlook

QS Ceding %

40% (7/15 – 6/16)	40% (7/16 – 6/17)	20% (7/17 - 6/18)	10% (7/18 - 6/19)	25% (12/19 -12/20)	**0% 2021**



KICO Direct vs Net Written Premiums
$ Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
2015
2016
2017
2018
2019
2020 Projected
Direct
Net

2021 Growth Opportunity

- Kingstone used Quota Share reinsurance to manage its leverage ratio and to allow for writing more business- REINSURER CAPITAL SUPPORT IS NO LONGER NEEDED
- Elimination of Quota Share produces immediate premium growth in 2021,

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Investment Portfolio

Investment Criteria – The object of the Company's investment portfolio is to generate consistent returns, while assuming limited risk.

Investment Allocation – 83% bonds, 17% equities

Investment Management – Fixed income managed by Raymond James, equities internally managed.

Average Duration - 4.7 years

Effective Maturity -5.3 years

Average Rating - A-

Book Yield - 3.39%

Yield to Maturity - 1.58%



Bonds
4%
5%
12%
79%
Corporate
Asset Backed
Government
Agency Municipals



Equities
5%
18%
55%
22%
Preferred
Common
ETF
Funds

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Book Value per Share


Book Value per Share
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$6.18
$7.15
$8.90
$8.25
$8.17
$8.37
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
9/30/2020

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

The Kingstone Investment Opportunity

Financial Metrics	Stock is currently trading at significant discount relative to book value (~85%) attractive in spite of improving ROE and income metrics
Premium Growth & Underwriting Performance	Organic growth in personal lines offset by the runoff of the commercial liability book. Loss ratio trending down while maintaining stable expense ratio.
Skin in the game	Significant ownership by CEO, Board of Directors and management aligns company and its shareholder interests.
Track Record	Kingstone has the proven ability to identify profitable opportunities in less crowded markets while paying particular attention to agents opinions on underserved niche markets in core jurisdictions

Note: Financial Information other than share priced based metrics is as of the prior period Form 10Q

Additional Information

Amanda M. Goldstein, CPA, ARe

Investor Relations Director

agoldstein@kingstoneic.com

516.960.1319

Website: www.kingstonecompanies.com